PROJECT PROFILE
Marshall Union Manor Portland, OR

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust is helping to finance the $24.4 million refinance and rehabilitation of the Marshall Union Manor apartments, an affordable housing development located in the Nob Hill Neighborhood of Portland, OR. The 12-story apartment building houses low-income older adults aged 62 years and older. Marshall Union Manor’s 242 units are comprised of 154 studio and 88 one-bedroom units that range from 422 to 592 Sq. Ft., respectively.

HIT ROLE	The HIT is providing $24.4 million in financing to purchase a taxable Ginnie Mae Permanent Loan Certificate. Construction will be subject to the HIT’s 100% union labor requirement. This project represents the 5th project HIT has financed in the state of Oregon.
SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, the refinancing of Marshall Union Manor seeks to extend affordability to its elder adult residents by replacing the existing HAP Contract. Marshall Union Manor’s low income older adult residents will thereby continue to have access to a community full of amenities that nurtures high levels of community engagement. For example, most residents participate in activities and volunteer at the Friendly House, a local non-profit neighborhood center and social service agency that connects people of all ages and backgrounds through education, recreation, and other daily living services.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $24.4 Million	Total Development Cost $24.4 Million	242 Units (100% affordable)	19,010 Hours of Union ConstructionWork Generated	$552,800 Tax revenue generated	$3.8 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2023. Economic impact data is in 2022 dollars and all other figures are nominal.

PROJECT PROFILE | Marshall Union Manor– Portland, OR

“The AFL-CIO Housing Investment Trust investment in the rehabilitation of Marshall Union Manor is our pension capital being put to work to create more jobs for our members while also preserving much needed affordable housing for our seniors.”

- Willy Myers, Executive Secretary
Columbia Pacific Building and Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

6/2023

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com